SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Copper Mountain Networks, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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COPPER MOUNTAIN NETWORKS, INC.
1850 Embarcadero Road
Palo Alto, CA 94303
(650) 687-3300

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 17, 2002

To The Stockholders Of Copper Mountain Networks, Inc.:

Notice Is Hereby Given that a Special Meeting of Stockholders of Copper Mountain Networks, Inc., a Delaware corporation (the “Company”), will be held on Thursday, July 17, 2002 at 10:00 a.m. local time at the Company’s headquarters, 1850 Embarcadero Road, Palo Alto, CA 94303 for the following purposes:

1.
To approve a series of amendments to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s Common Stock whereby each outstanding 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of Common Stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments as permitted under Section 242(c) of the Delaware General Corporation Law, to be determined by the Board of Directors.

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on June 14, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

/S/    MICHAEL O. STAIGER

Michael O. Staiger
Chief Financial Officer and Secretary

Palo Alto, California
June 24, 2002

All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

COPPER MOUNTAIN NETWORKS, INC.
1850 Embarcadero Road
Palo Alto, CA 94303
(650) 687-3300

PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS

July 17, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Copper Mountain Networks, Inc., a Delaware corporation (the “Company”), for use at a Special Meeting of Stockholders to be held on July 17, 2002, at 10:00 a.m. local time (the “Special Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company’s corporate office at 1850 Embarcadero Road, Palo Alto, CA 94303. The Company intends to mail this proxy statement and accompanying proxy card on or about June 24, 2002, to all stockholders entitled to vote at the Special Meeting.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of Common Stock at the close of business on June 14, 2002 will be entitled to notice of and to vote at the Special Meeting. At the close of business on June 14, 2002 the Company had outstanding and entitled to vote              shares of Common Stock.

Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will have the same effect as negative votes.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 1850 Embarcadero Road, Palo Alto, CA 94303, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Proposal 1

AMENDMENTS TO SECOND AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT

Background

The Company’s Common Stock is quoted on The Nasdaq Stock Market’s National Market (the “National Market”). In order for the Company’s Common Stock to continue to be quoted on the National Market, the Company must satisfy various listing maintenance standards established by Nasdaq. Among other things, the Company is required to have stockholders’ equity of at least $10 million and the Company’s Common Stock held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares, often referred to as the public float, must have an aggregate market value of at least $5 million. Additionally, at least 400 persons must each own at least 100 shares of the Company’s Common Stock and the Company’s Common Stock must have a minimum bid price of at least $1.00 per share.

Under Nasdaq’s listing maintenance standards, if the closing bid price of shares of the Company’s Common Stock is under $1.00 per share for 30 consecutive trading days and does not thereafter reach $1.00 per share or higher for a minimum of ten consecutive trading days during the 90 calendar days following notification by Nasdaq, Nasdaq may delist the Company’s Common Stock from trading on the National Market. In that event, the Company may be eligible to have shares of its Common Stock listed for trading on The Nasdaq Stock Market’s SmallCap Market (the “SmallCap Market”). If a delisting were to occur, and the Company’s Common Stock did not thereafter qualify for trading on the SmallCap Market, the Company’s Common Stock may trade on the OTC Bulletin Board or in the “pink sheets” maintained by the National Quotation Bureau, Inc. These alternatives are generally considered to be less efficient and less broad-based than the National Market.

In May 2002, the Company received a letter from Nasdaq advising it that its Common Stock had not met Nasdaq’s minimum bid price requirement for 30 consecutive trading days and that, if the Company were unable to demonstrate compliance with this requirement for ten consecutive trading days during the 90 calendar days ending August 5, 2002, the Company’s Common Stock would be delisted at that time. In response to this notice, the Board of Directors considered and has authorized a series of proposed amendments to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), to effect a reverse stock split, at the discretion of the Board of Directors pursuant to Section 242(c) of the Delaware General Corporation Law, to be implemented for the purpose of increasing the market price of the Company’s Common Stock above the Nasdaq minimum bid requirement of $1.00. Under these proposed amendments, each outstanding 5, 6, 7, 8, 9 or 10 shares of Common Stock would be combined, converted and changed into one share of Common Stock (the “Reverse Stock Splits”), with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all of such amendments, to be determined by the Board following the Special Meeting.

If the Board determines to effect one of the Reverse Stock Splits (the “Effective Reverse Stock Split”) by filing the applicable amendment with the Secretary of State of the State of Delaware, all other amendments shall be abandoned. Approval of the Reverse Stock Splits will authorize the Board in its discretion to effectuate the Effective Reverse Stock Split in any of the following ratios: 1:5, 1:6, 1:7, 1:8, 1:9 or 1:10, or to not effect any of the Reverse Stock Splits. The Board believes that stockholder approval of selected exchange ratios within an exchange ratio range (as opposed to approval of a specified exchange ratio) provides the Board with maximum flexibility to achieve the purposes of the Effective Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders.

If the Reverse Stock Splits are approved by the stockholders and following such approval the Board determines an Effective Reverse Stock Split is in the best interest of the Company and its stockholders, the Restated Certificate of Incorporation would be amended accordingly. The text of the form of amendments to the Restated Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of

Delaware to effect the Effective Reverse Stock Split, are set forth in Appendix A-1 through A-6 to this Proxy Statement; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the Effective Reverse Stock Split.

Reasons for the Effective Reverse Stock Split

The Board believes that the Reverse Stock Split may be desirable for a number of reasons. First, the Board believes that the Reverse Stock Split may allow the Company to avoid having its Common Stock delisted from the the National Market. Second, the Board believes that the Reverse Stock Split could improve the Company’s ability to raise new capital. Third, the Board believes that the Reverse Stock Split could improve the marketability and liquidity of the Company’s Common Stock.

The primary reason for the Effective Reverse Stock Split is to increase the per share market price of the Common Stock. The Common Stock has been quoted on the National Market since May 1999 when the Company completed its initial public offering. As mentioned above, in May 2002, the Company was notified by Nasdaq that, based upon its review of price data for the Common Stock, the closing bid price for the Common Stock was less than $1.00 per share during the relevant review period of thirty consecutive trading days, which is a requirement for continued inclusion of the Common Stock on the National Market. If the Company is unable to demonstrate compliance with this requirement for ten consecutive trading days during the 90 calendar days ending August 5, 2002, the Company’s Common Stock may be delisted. The Company’s Common Stock is currently quoted on the National Market under the symbol “CMTN”. During the period from June 1, 2001 to June 4, 2002, the closing sales price per share of the Company’s Common Stock ranged from a high of $4.10 to a low of $0.68. The closing sales price on June 4, 2002 was $0.85. The Board of Directors anticipates that a reverse stock split would have the effect of increasing the trading prices of the Common Stock, which could result in a share price high enough to satisfy this Nasdaq listing requirement.

The Company will require additional sources of capital to fund its existing and future research and product development efforts and to fund continuing operations. The Board of Directors believes that the current low per share market price of the Common Stock, which it believes is due in part to the overall weakness in the market for stocks, has had a negative effect on the marketability of the existing shares, and therefore the potential ability of the Company to raise capital by issuing additional shares of its Common Stock. The Board believes there are several reasons for these effects. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Moreover, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Second, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the share price of the Common Stock was substantially higher. This factor is also believed to limit the willingness of institutions to purchase the Common Stock. The Board of Directors anticipates that the Effective Reverse Stock Split will result in a bid price for the Common Stock in excess of $1.00 per share, which may help to alleviate some of these problems and make it easier for the Company to raise money by selling its Common Stock.

The Board also believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Effective Reverse Stock Split, and the anticipated increase in the price of the Common Stock, could encourage interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Effective Reverse Stock Split. In addition, although any increase in the market price of the Common Stock resulting from the Effective Reverse Stock Split may be proportionately less than the decrease in the number of outstanding shares, the Effective Reverse Stock Split could result in a market price for the shares that will be high enough to overcome the reluctance, policies and practices of brokers and investors referred to above and to diminish the adverse impact of trading commissions on the market for the shares. It should be noted, however, that if the Reverse Stock Split is implemented, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the Effective Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

Stockholders should note that the effect of the Effective Reverse Stock Split upon the market prices for the Company’s Common Stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of the Common Stock after the Effective Reverse Stock Split will be five to ten times, as applicable, the prices for shares of the Common Stock immediately prior to the Effective Reverse Stock Split. Furthermore, there can be no assurance that the market price of the Common Stock immediately after the proposed Effective Reverse Stock Split will be maintained for any period of time. Even if an increased share price can be maintained, the Effective Reverse Stock Split may not achieve the desired results which have been outlined above. Moreover, because some investors may view the Effective Reverse Stock Split negatively, there can be no assurance that the Reverse Stock Splits will not adversely impact the market price of the Common Stock or, alternatively, that the market price following the Effective Reverse Stock Split will either exceed or remain in excess of the current market price.

While the Company expects the Effective Reverse Stock Split to be sufficient to prevent Nasdaq from delisting its Common Stock, it is possible that, even if the Effective Reverse Stock Split results in a bid price for the Common Stock that exceeds $1.00 per share, it may not be able to prevent Nasdaq from delisting its Common Stock from the National Market. The Company would also need to satisfy additional criteria to continue to have the Common Stock eligible for continued listing on the National Market. These additional criteria consist of maintaining (i) shareholders’ equity of at least $10 million, (ii) a public float of 750,000 shares of Common Stock, (iii) a market value of the public float of at least $5 million, (iii) at least 400 shareholders (round lot holders), (iv) at least two market makers for the Common Stock and (v) compliance with certain corporate governance requirements. The Company believes that it satisfies all of these other maintenance criteria as of June 24, 2002. There can be no assurance, however, that the Company will be successful in meeting all requisite maintenance criteria.

Board Discretion to Implement Effective Reverse Stock Split

If the Reverse Stock Splits are approved by the stockholders of the Company at the Special Meeting, the Effective Reverse Stock Split will be effected, if at all, only upon a determination by the Board that one of the Reverse Stock Splits (with an exchange ratio determined by the Board as described above) is in the best interests of the Company and its stockholders. Such determination shall be based upon certain factors, including meeting the listing requirements for the National Market, existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect on the market price of the Common Stock. Notwithstanding approval of the Reverse Stock Splits by the stockholders, the Board may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the Reverse Stock Splits, as permitted under Section 242(c) of the Delaware General Corporation Law. If the Board fails to implement any of the Reverse Stock Splits, further stockholder approval would be required prior to implementing any reverse stock split.

Effect of the Effective Reverse Stock Split on Registration and Voting Rights

The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Effective Reverse Stock Split would not affect the registration of the Common Stock under the Exchange Act. After the Effective Reverse Stock Split, the Common Stock would continue to be reported on the National Market under the symbol “CMTN” [(although Nasdaq would likely add the letter “D” to the end of the trading symbol for a period of 20 trading days to indicate that the Effective Reverse Stock Split has occurred).]

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Effective Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of the Effective Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock after the Effective Reverse Stock Split. Although the Effective Reverse Stock Split would not affect the rights of stockholders or any stockholder’s proportionate equity interest in the Company (subject to the treatment of fractional shares), the number of authorized shares of Common Stock would not be reduced and would increase significantly the ability of the Board to issue such authorized and unissued shares without further stockholder action. The number of stockholders of record would not be affected by the Effective Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Effective Reverse Stock Split).

Effect of the Effective Reverse Stock Split on the Authorized but Unissued Shares of Common Stock

The number of authorized but unissued shares of Common Stock effectively will be increased significantly by the Effective Reverse Stock Split. For example, based on the 58,350,135 shares of Common Stock outstanding on December 31, 2001, and the 200,000,000 shares of Common Stock that are authorized under the Restated Certificate of Incorporation, a one-for-ten Effective Reverse Stock Split would have the effect of increasing the number of authorized but unissued shares of Common Stock from 141,649,865 to 194,164,986. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. The effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Restated Certificate of Incorporation or Bylaws.

Effect of the Effective Reverse Stock Split on Stock Options, Warrants and Par Value

The Effective Reverse Stock Split would reduce the number of shares of Common Stock available for issuance under the Company’s 1996 Equity Incentive Plan (the “1996 Plan”), the 1999 Non-Employee Directors’ Stock Option Plan (the “NED Plan”) the 2000 Nonstatutory Stock Option Plan (the “NSO Plan”), the OnPREM 1998 Stock Option Plan (the “OnPREM Plan”) and the 1999 Employee Stock Purchase Plan (the “ESPP”) in proportion to the exchange ratio of the Effective Reverse Stock Split. The number of shares of Common Stock currently authorized for issuance but unissued at May 31, 2002 under the 1996 Plan, the NED Plan, the NSO Plan, the OnPREM Plan and the ESPP is 13,203,074, 656,500, 380,000, 14,857 and 290,423 respectively (prior to giving effect to the Effective Reverse Stock Split). The par value of the Company’s Common Stock and Preferred Stock would remain at $0.001 per share following the effective time of the Effective Reverse Stock Split, while the number of shares of Common Stock issued and outstanding would be reduced.

The Company also has outstanding certain stock options and warrants to purchase shares of Common Stock. Under the terms of the outstanding stock options and warrants, the Effective Reverse Stock Split will effect a reduction in the number of shares of Common Stock issuable upon exercise of such stock options and warrants in proportion to the exchange ratio of the Effective Reverse Stock Split and will effect a proportionate increase in the exercise price of such outstanding stock options and warrants. In connection with the Effective Reverse Stock Split, the number of shares of Common Stock issuable upon exercise or conversion of outstanding stock options and warrants will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding. No fractional shares of Common Stock will be issued in connection with the proposed Effective Reverse Stock Split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Effective Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below.

Effective Date

If the proposed Reverse Stock Splits are approved at the Special Meeting and the Board of Directors elects to proceed with the Reserve Stock Split in one of the approved ratios, the Effective Reverse Stock Split would become effective as of 5:00 p.m. Eastern time on the date of filing (the “Effective Date”) of the applicable Certificate of Amendment to the Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of Common Stock in accordance with the Effective Reverse Stock Split ratio determined by the Board within the limits set forth in this Proposal.

Exchange of Stock Certificates

Shortly after the Effective Date, each holder of an outstanding certificate theretofore representing shares of Common Stock will receive from Mellon Investor Services, as the Company’s exchange agent (the “Exchange Agent”) for the Effective Reverse Stock Split, instructions for the surrender of such certificate to the Exchange Agent. Such instructions will include a form of Transmittal Letter to be completed and returned to the Exchange Agent. As soon as practicable after the surrender to the Exchange Agent of any certificate that prior to the Effective Reverse Stock Split represented shares of Common Stock, together with a duly executed Transmittal Letter and any other documents the Exchange Agent may specify, the Exchange Agent shall deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of Common Stock into which the shares of Common Stock previously represented by the surrendered certificate shall have been reclassified and a check for any amounts to be paid in cash in lieu of any fractional share. Each certificate representing shares of Common Stock issued in connection with the Effective Reverse Stock Split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of Common Stock. Until surrendered as contemplated herein, each certificate that immediately prior to the Effective Reverse Stock Split represented any shares of Common Stock shall be deemed at and after the Effective Reverse Stock Split to represent the number of full shares of Common Stock contemplated by the preceding sentence.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate that prior to approval of the Effective Reverse Stock Split represented any shares of Common Stock, except that if any certificates of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance shall pay to the Company any transfer taxes payable by reason thereof (or prior to transfer of such certificate, if any) or establish to the satisfaction of the Company that such taxes have been paid or are not payable, (ii) such transfer shall comply with all applicable federal and state securities laws, and (iii) such surrendered certificate shall be properly endorsed and otherwise be in proper form for transfer.

No Appraisal Rights

Under Delaware law, stockholders of the Company would not be entitled to dissenter’s or appraisal rights with respect to the Effective Reverse Stock Split.

Cash Payment in Lieu of Fractional Shares

In lieu of any fractional shares to which a holder of Common Stock would otherwise be entitled as a result of the Effective Reverse Stock Split, the Company shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the National Market during regular trading hours for the five trading days immediately preceding the Effective Time.

Federal Income Tax Consequences

The following description of the material federal income tax consequences of the Effective Reverse Stock Split is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Effective Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the Effective Reverse Stock Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

In general, the federal income tax consequences of the Effective Reverse Stock Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. The Company believes that because the Effective Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in the Company’s assets or earnings and profits, the Effective Reverse Stock Split will likely have the following federal income tax effects: A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock. A stockholder who receives cash in lieu of a fractional share as a result of the Effective Reverse Stock Split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder’s particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the post-Effective Reverse Stock Split shares received will include the holding period of the pre-Effective Reverse Stock Split shares exchanged.

The Company will not recognize any gain or loss as a result of the Effective Reverse Stock Split.

Required Vote

The affirmative vote of the holders of a majority of the shares of the Common Stock will be required to approve the Reverse Stock Splits and the amendment to the Restated Certificate of Incorporation to effect the Effective Reverse Stock Split. As a result, abstentions and broker non-votes will have the same effect as negative votes.

The Board of Directors unanimously
recommends a vote in favor of Proposal 1

Security Ownership of
Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of May 31, 2002 by: (i) each director and executive officer of the Company and (ii) all executive officers and directors of the Company as a group. To the Company’s knowledge, as of May 31, 2002, there were no beneficial owners of more than five percent of its Common Stock. Unless otherwise indicated in the table set forth below, each person or entity named below has an address in care of Copper Mountain at its principal executive offices.

Except as indicated, and subject to community property laws where applicable, the persons named have sole voting and investment power with respect to all shares shown as beneficially owned by them, except for certain shares that are restricted as to sale or transfer beneficially owned by Messrs. Gilbert, Staiger and Hilmes. Percentage of beneficial ownership is based on 58,280,027 shares of Common Stock outstanding as of May 31, 2002, adjusted as required by rules promulgated by the SEC.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total
Tench Coxe (2)	379,251	*
Sutter Hill Ventures
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304

Roger L. Evans (3)	260,840	*
Greylock Equity Limited Partnership
2929 Campus Point Drive, Suite 400
San Mateo, CA 94403

Richard S. Gilbert (4)	2,274,555	3.8%

Joseph D. Markee (5)	1,171,876	2.0%

Michael O. Staiger (6)	1,338,776	2.3%

Douglas A. Hilmes (7)	371,701	*

Raymond V. Thomas (2)	120,000	*

Joseph R. Zell (8)	80,000	*

All directors and executive officers as a group (8 persons) (9)	5,996,999	9.9%

*	Less than one percent.
(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after May 31, 2002 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit from, such shares.

(2)	Includes 120,000 shares issuable upon exercise of options exercisable within 60 days of May 31, 2002.
(3)	Includes 60,000 shares issuable upon exercise of options exercisable within 60 days of May 31, 2002.
(4)
Includes 240,266 shares held in trust by Mr. Gilbert, 1,159,289 shares issuable upon exercise of options exercisable within 60 days of May 31, 2002 and 850,000 shares that are restricted as to sale or transfer and which the Company may reacquire, as of the date 60 days from May 31, 2002.

(5)	Includes 80,000 shares issuable upon exercise of options exercisable within 60 days of May 31, 2002.
(6)
Includes 392,847 shares issuable upon exercise of options exercisable within 60 days of May 31, 2002 and 850,000 shares that are restricted as to sale or transfer and which the Company may reacquire, as of the date 60 days from May 31, 2002.

(7)
Includes 58,506 shares issuable upon exercise of options exercisable within 60 days of May 31, 2002 and 300,000 shares that are restricted as to sale or transfer and which the Company may reacquire, as of the date 60 days from May 31, 2002.

(8)	Includes 80,000 shares issuable upon exercise of options exercisable within 60 days of May 31, 2002.
(9)
Includes 2,104,877 shares issuable upon exercise of options exercisable within 60 days of May 31, 2002 and 2,000,000 shares that are restricted as to sale or transfer and which the Company may reacquire, as of the date 60 days from May 31, 2002.

Stockholder Proposals

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2003 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 6, 2002. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement or proxy must do so not later than the close of business on February 8, 2003 nor earlier than January 9, 2003. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/S/    MICHAEL O. STAIGER

Michael O. Staiger
Chief Financial Officer and Secretary

June 24, 2002

Delivery of this Proxy Statement

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for securityholders and cost savings for companies.

A number of brokers with account holders who are Copper Mountain stockholders will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to Copper Mountain, Investor Relations, 1850 Embarcadero Road, Palo Alto, CA 94303 or via e-mail at IR@coppermountain.com or call Investor Relations at 858.410.7110.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

APPENDIX A-1

CERTIFICATE OF AMENDMENT
OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF COPPER MOUNTAIN NETWORKS, INC.

Copper Mountain Networks, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Copper Mountain Networks, Inc.

SECOND: The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 19, 1999.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provision of Sections 141 and 242 of the General Corporation Law of the State of Delaware adopted resolutions to amend the first paragraph of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

“This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is two hundred five million (205,000,000) shares. Two hundred million (200,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each five (5) shares of the Corporation’s Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to such fraction multiplied by the average of the high and low prices of the Corporation’s Common Stock as reported on the Nasdaq National Market for the five trading-day period ending on the last business day before the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FOURTH: This Certificate of Amendment of Second Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. The total number of outstanding shares entitled to vote or consent to this Amendment was              shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

IN WITNESS WHEREOF, Copper Mountain Networks, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of             , 2002.

COPPER MOUNTAIN NETWORKS, INC.
Richard S. Gilbert Chief Executive Officer

APPENDIX A-2

CERTIFICATE OF AMENDMENT
OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF COPPER MOUNTAIN NETWORKS, INC.

Copper Mountain Networks, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Copper Mountain Networks, Inc.

SECOND: The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 19, 1999.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provision of Sections 141 and 242 of the General Corporation Law of the State of Delaware adopted resolutions to amend the first paragraph of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

“This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is two hundred five million (205,000,000) shares. Two hundred million (200,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each six (6) shares of the Corporation’s Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to such fraction multiplied by the average of the high and low prices of the Corporation’s Common Stock as reported on the Nasdaq National Market for the five trading-day period ending on the last business day before the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FOURTH: This Certificate of Amendment of Second Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. The total number of outstanding shares entitled to vote or consent to this Amendment was              shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

IN WITNESS WHEREOF, Copper Mountain Networks, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of             , 2002.

COPPER MOUNTAIN NETWORKS, INC.
Richard S. Gilbert Chief Executive Officer

APPENDIX A-3

CERTIFICATE OF AMENDMENT
OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF COPPER MOUNTAIN NETWORKS, INC.

Copper Mountain Networks, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Copper Mountain Networks, Inc.

SECOND: The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 19, 1999.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provision of Sections 141 and 242 of the General Corporation Law of the State of Delaware adopted resolutions to amend the first paragraph of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

“This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is two hundred five million (205,000,000) shares. Two hundred million (200,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each seven (7) shares of the Corporation’s Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to such fraction multiplied by the average of the high and low prices of the Corporation’s Common Stock as reported on the Nasdaq National Market for the five trading-day period ending on the last business day before the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FOURTH: This Certificate of Amendment of Second Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. The total number of outstanding shares entitled to vote or consent to this Amendment was              shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

IN WITNESS WHEREOF, Copper Mountain Networks, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of             , 2002.

COPPER MOUNTAIN NETWORKS, INC.

Richard S. Gilbert
Chief Executive Officer

APPENDIX A-4

CERTIFICATE OF AMENDMENT
OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF COPPER MOUNTAIN NETWORKS, INC.

Copper Mountain Networks, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Copper Mountain Networks, Inc.

SECOND: The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 19, 1999.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provision of Sections 141 and 242 of the General Corporation Law of the State of Delaware adopted resolutions to amend the first paragraph of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

“This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is two hundred five million (205,000,000) shares. Two hundred million (200,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each eight (8) shares of the Corporation’s Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to such fraction multiplied by the average of the high and low prices of the Corporation’s Common Stock as reported on the Nasdaq National Market for the five trading-day period ending on the last business day before the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FOURTH: This Certificate of Amendment of Second Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. The total number of outstanding shares entitled to vote or consent to this Amendment was              shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

IN WITNESS WHEREOF, Copper Mountain Networks, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of             , 2002.

COPPER MOUNTAIN NETWORKS, INC.
Richard S. Gilbert Chief Executive Officer

APPENDIX A-5

CERTIFICATE OF AMENDMENT
OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF COPPER MOUNTAIN NETWORKS, INC.

Copper Mountain Networks, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Copper Mountain Networks, Inc.

SECOND: The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 19, 1999.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provision of Sections 141 and 242 of the General Corporation Law of the State of Delaware adopted resolutions to amend the first paragraph of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

“This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is two hundred five million (205,000,000) shares. Two hundred million (200,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each nine (9) shares of the Corporation’s Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to such fraction multiplied by the average of the high and low prices of the Corporation’s Common Stock as reported on the Nasdaq National Market for the five trading-day period ending on the last business day before the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FOURTH: This Certificate of Amendment of Second Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. The total number of outstanding shares entitled to vote or consent to this Amendment was              shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

IN WITNESS WHEREOF, Copper Mountain Networks, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of             , 2002.

COPPER MOUNTAIN NETWORKS, INC.

Richard S. Gilbert
Chief Executive Officer

APPENDIX A-6

CERTIFICATE OF AMENDMENT
OF SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF COPPER MOUNTAIN NETWORKS, INC.

Copper Mountain Networks, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: The name of the Corporation is Copper Mountain Networks, Inc.

SECOND: The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 19, 1999.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provision of Sections 141 and 242 of the General Corporation Law of the State of Delaware adopted resolutions to amend the first paragraph of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

“This corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is two hundred five million (205,000,000) shares. Two hundred million (200,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001). Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each ten (10) shares of the Corporation’s Common Stock, par value $.001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $.001 per share, of the Corporation; provided however, that the Corporation shall issue no fractional shares of Common Stock, but shall instead pay to any stockholder who would be entitled to receive a fractional share as a result of the actions set forth herein a sum in cash equal to such fraction multiplied by the average of the high and low prices of the Corporation’s Common Stock as reported on the Nasdaq National Market for the five trading-day period ending on the last business day before the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FOURTH: This Certificate of Amendment of Second Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law. The total number of outstanding shares entitled to vote or consent to this Amendment was              shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment of Second Amended and Restated Certificate of Incorporation. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

IN WITNESS WHEREOF, Copper Mountain Networks, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of             , 2002.

COPPER MOUNTAIN NETWORKS, INC.

Richard S. Gilbert
Chief Executive Officer

PROXY
COPPER MOUNTAIN NETWORKS, INC.
PROXY
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR A
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 17, 2002

The undersigned hereby appoints RICHARD S. GILBERT and MICHAEL O. STAIGER, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Copper Mountain Networks, Inc. (the “Company”), which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company’s offices at 1850 Embarcadero Road, Palo Alto, California on July 17, 2002, at 10:00 a.m., and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR PROPOSAL 1.

Management recommends a vote for Proposal 1.

Proposal 1:
To approve a series of amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock whereby each outstanding 5, 6, 7, 8, 9 or 10 shares would be combined, converted and changed into one share of Common Stock, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments as permitted under Section 242(c) of the Delaware General Corporation Law, to be determined by the Board of Directors.

☐  For              ☐  Against              ☐  Abstain

Dated: , 2002

SIGNATURE(S)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.